Fees Summary	Dec. 11, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 290,605,000.00
Previously Paid Amount	0.00
Total Fee Amount	44,491.63
Total Offset Amount	0.00
Net Fee	$ 44,491.63
Final Prospectus	false